UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2006 (November 10, 2006)

ALLIED HEALTHCARE INTERNATIONAL INC. -------------------------------------------------------------------- (Exact Name of Registrant as Specified on its Charter)

1-11570 ---------------------------------- (Commission File Number)	13-3098275 ------------------------------------------------ (IRS Employer Identification Number)

New York ------------------------------------------------------------------------------ (State or Other Jurisdiction of Incorporation or Organization)

555 Madison Avenue, New York, New York 10022 --------------------------------------------------------------------------- (Address of Principal Executive Offices)

(212) 750-0064 --------------------------------------------------------------------------------- (Registrant’s Telephone Number, Including Area Code)

--------------------------------------------------------------------------------- (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

___          Written communications pursuant to Rule 425 under the Securities Act.

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01

OTHER EVENTS.

Effective November 10, 2006, the Company entered into an agreement with its banks pursuant to which the overdraft facility of the Company’s senior credit facility, which was repayable upon the earlier of demand or November 10, 2006, shall be repaid upon the earlier of demand or December 12, 2006.  The overdraft facility is in the amount of £3,000,000.00.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

10.22

Fourth Amendment Letter, dated November 10, 2006, among Allied Healthcare Group Holdings Limited, Allied Healthcare International Inc., the subsidiaries of Allied Healthcare International Inc. identified therein, Barclays Bank PLC and Lloyds TSB Bank plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2006

ALLIED HEALTHCARE INTERNATIONAL INC. By: ___/s/ Marvet Abbassi___________________ Name: Marvet Abbassi Title: Financial Controller

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